UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2007

CryoCor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51410	33-0922667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9717 Pacific Heights Boulevard San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 909-2200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 9, 2007, we issued a press release announcing that we have been informed by the U.S. Food and Drug Administration (“FDA”) that it will convene an Advisory Panel meeting to review our pre-market approval application for the treatment of atrial flutter. The Advisory Panel meeting is expected to be held in June or July 2007.

A copy of the press release announcing the convening by the FDA of the Advisory Panel meeting is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of CryoCor Inc. dated April 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CryoCor, Inc.

By:	/s/ Gregory J. Tibbitts
Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: April 9, 2007

INDEX TO EXHIBITS

99.1	Press release of CryoCor, Inc. dated April 9, 2007.